Exhibit 99.2

2022 May INVESTOR PRESENTATION NASDAQ: TIVC

2 This presentation contains forward - looking statements . All statements other than statements of historical facts contained in this presentation may be forward - looking statements . Statements regarding our future results of operations and financial position, economic performance, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, acquisition strategies, investments, and future capital expenditures are all forward looking statements . Without limiting the generality of the foregoing, words such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “target,” “project,” “might,” “plan,” “predict” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward - looking statements . We caution you that any such forward - looking statements are not guarantees of future performance, and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability and control . Although we believe that the expectations reflected in these forward - looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Any differences could be caused by a number of factors, including but not limited to : our anticipated needs for working capital ; our ability to secure additional financing ; regulatory or legal developments in the United States and other countries ; our expectation regarding timing, costs, conduct and development of our product candidates ; supply chain constraints ; and our efforts to expand our products and business . Many of the important factors that will determine these results are beyond our ability to control or predict . Accordingly, you should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward - looking statement, whether as a result of new information, future developments or otherwise . New factors emerge from time to time, and it is not possible for us to predict which will arise . We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject . These statements are based upon information available to us as of the date made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information . These statements are inherently uncertain, and you are cautioned not to place undue reliance upon these statements . Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable . In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities . FORWARD LOOKING STATEMENTS

3 Investment Highlights TIVIC HEALTH: FOUNDED 2016 30,000 Units Sold 2 FDA Clearances + CE Mark Over 2 3 5 18 500 + IPO PEER - REVIEWED PUBLICATIONS REGULATORY CLEARANCES ISSUED PATENTS PATENTS PENDING 4 - AND 5 - STAR PRODUCT REVIEWS NOVEMBER 2021 Growth company in the emerging area of noninvasive bioelectronic medicine Strong science backing FDA Approved / CE marked, award - winning product for sinus pain, pressure & congestion Extensible platform with potential applications in migraine and other indications ClearUP is the first commercial product, demonstrated management's scientific and commercial capabilities, delivering product from founding to launch in 3 years Direct consumer engagement accelerating sales traction Non - invasive bioelectronic platform offers effective therapeutic solutions with high safety profile, low - risk, and broad application 77% Year - over - year DTC unit growth

4 THE BIG IDEA The body is an electro chemical system. Electrons can be used as medicine. Bioelectronic medicine treats disease by tuning the electrical signals carried along the neural (nerve) pathways. 4 Bioelectronic medicine “represents a multibillion dollar opportunity, … [and has the] potential to become a pillar of medical treatment.” Bioelectronics ‘jump - start the next wave of device therapeutics. October 2019

5 Moving from implants to non - invasive 1960s Pacemakers 2010s Sleep Apnea, Rheumatoid Arthritis 1990s Deep Brain, Spinal Cord 2020s Non - Invasive Bioelectronics • Bioelectronics historically required implanted, invasive technology • Tivic Health has delivered non - invasive ways to tune neural signals • Non - invasive = Shorter development time, lower risk, broader applicability INVASIVE NON - INVASIVE BIOELECTRONICS TRAJECTORY

6 TIVIC HEALTH’S FIRST PLATFORM FOR Non - invasive Nerve Stimulation Programmable Parameters produce varied biological responses for different diseases and conditions Patented Form Factor enables low - level electrical current to penetrate deeply through tissue Proprietary Algorithms detect optimal treatment zones, personalize therapeutic stimulation

7 K182025 CE 704687 DEN200006 ISSUED PATENTS almost 100 claims, issued in 2020 & 2021 5 PATENTS PENDING 18 STRONG INTELLECTUAL PROPERTY THREE REGULATORY CLEARANCES PEER - REVIEWED PUBLICATIONS Open - label study. Continuous reduction in pain and congestion over 4 - weeks of at - home use. Published: Bioelectronic Medicine Double - blind, sham - controlled, randomized trial. Reductions in pain and congestion vs. sham 10 minutes after treatment. Published: International Forum of Allergy & Rhinology ROBUST FOUNDATIONS

PRODUCT & PIPELINE

Approved product in market

Sinus Pain and Congestion (ClearUP)
$8B estimated US market, global opportunity (1)



Extensible platform

Migraine Headache
39M people in US, 1B people worldwide

Postoperative Pain following sinus surgery
600,000 FESS (sinus) surgeries annually in US, alternative to opioids

Other Potential Use Cases

- Temporomandibular Joint Disorder (TMJ)
- Trigeminal Neuralgia
- Tinnitus
- Otitis Media / Ear Infection

PIPELINE

PRODUCT / PRODUCT LINE	THERAPEUTIC AREA	DISCOVERY /R&D	CLINICAL FEASIBILITY	PIVOTAL STUDY	REGULATORY CLEARANCE	COMMERCIAL DISTRIBUTION	CONTENT PARTNERS
ClearUP™	Sinus Pain and Congestion						Stanford MEDICINE; ALLERGY AND ASTHMA ASSOCIATES
npdPP	Post-Operative Pain						US INSTITUTE for Advanced Sinus Care & Research; Icahn School of Medicine at Mount Sinai
npdMI	Migraine						K Advisors

(1) Market research study of 600 people with recurring sinus conditions. Company-sponsored research conducted by Research America.

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9 Clears congestion, stops sinus pain, non - invasively. ClearUP ® • User glides tip along facial skin around cheek, nose, brow (sinus regions) for 5 minutes, twice daily and as needed • Low - level pulsed current flows from tip, through sinus passages • Launched late 2019, winner of numerous innovation awards • Available through Tier 1 online retailers, average 4+ star ratings • $149 list price FIRST COMMERCIAL PRODUCT IN MARKET Featured on … … and more “ Changed my life! “Unbelievable” “Godsend” “Amazing!”

10 2019 Sinus Pain from allergies 2021 Moderate to Severe Congestion from any cause 50M monthly allergy sufferers. 1 90% experience sinus pain from allergic rhinitis. 2 27% would consider purchase @ $149. 2 = $1.8B US Market 2 200M US adults experience at least monthly. 1 27% would consider purchase @ $149. 2 = $8.0B US Market 2 Large Markets, Significant Growth Opportunity MARKET SIZE CE Mark Secured for International Growth Sinus Pain, Pressure & Congestion from any cause Global problem. Future growth opportunity secured by existing regulatory clearance. ClearUP is indicated for use for temporary relief of sinus pain from allergic rhinitis (US FDA), for temporary relief of moderate to severe congestion (US FDA), and for temporary relief of sinus pain, pressure and congestion (CE Mark). (1) Data from publicly available information that has not been independently verified by the Company. (2) Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America .

11 Oral & Intranasal Decongestants Antihistamines • Treat itchiness • Not effective for congestion and pain • Headache, sleepiness, fatigue, dry mouth, and sore throat • Insomnia, nervousness, heart palpitations, headache, sweating, nausea, trembling, weakness, rebound Saline Irrigation • Messy / impractical • Not portable • $706M US market OTC Drugs Dominate Sinus Care … but 90% of sufferers interested in treatments that decrease use of drugs 1 (1) Market research study of 600 people with recurring sinus conditions. Company - sponsored research conducted by Research America. COMPETITIVE LANDSCAPE Intranasal Steroids • Powerful drug • Burning, stinging, nose bleeds, headache, nausea, vomiting, diarrhea, sore throat, dizziness, cough

12 82% preferred ClearUP to existing treatments 1 STRONG CONSUMER PREFERENCE • No pills, no sprays, nothing in the nose • No drugs, no significant side effects reported 2 • Use any time, anywhere, whenever and as often as needed (2) Most common side effect: 0.02% reported mild skin irritation in clinical studies and post - market surveillance. (1) Data from a 71 - person double - blind, randomized, controlled clinical study conducted by Stanford Medicine.

CLINICAL: PEER-REVIEWED PUBLICATION

Fast-acting

Double-blind, randomized, sham-controlled trial examined acute response.
Reduction in pain and congestion, 10-minutes after first use.

Stanford MEDICINE


Effective for
74%
of users
10 minutes
after use

Clinically meaningful reduction in pain and congestion 10 minutes after use.


Sham
ClearUP™
Change in Pain (VAS)
0
-1
-2
-15.9%
-29.6%
▼29.6%
Reduction in Pain
#
Sham
ClearUP™
Change in Congestion (Mod. NOSE)
0
-2
-4
-22.0%
-35.0%
▼35.0%
Reduction in Congestion
*

RESULTS PUBLISHED IN

International Forum of Allergy & Rhinology

Runner-Up Best Clinical Manuscript

#p = 0.007; *p = 0.008; two-tailed unpaired t-test comparing Sham vs. ClearUP

Maul XA, Borchard NA, Hwang PH, Nayak JV. Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial. Int Forum Allergy Rhinol. 2019;9:352–356.

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CLINICAL: PEER-REVIEWED PUBLICATION

Continued improvement with regular use

4-week open-label study showed continued reduction in pain and congestion with daily use; also showed **durable effect**, relief present at 6 hours after treatment.

ALLERGY AND ASTHMA ASSOCIATES



Effective for
88%
of users
after 4 weeks
of use

Continued week-over-week reduction in symptoms



Week 1
Week 2
Week 3
Week 4
Change in Pain (NRS)
0
-2
-4
-20%
-32%
-37%
-43%
#
*
▼43.3%
Reduction in Pain
Change in Congestion (CQ7)
0
-6
-12
-22%
-33%
-37%
-44%
▼44.3%
Reduction in Congestion

RESULTS PUBLISHED IN
Bioelectronic Medicine

#p < 0.01; *p < 0.0001; two-tailed paired t-test comparing pre-treatment vs. post-treatment

Goldsobel, A.B., Prabhakar, N. & Gurfein, B.T. Prospective trial examining safety and efficacy of microcurrent stimulation for the treatment of sinus pain and congestion. Bioelectron Med 5, 18 (2019) doi:10.1186/s42234-019-0035-x

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CLINICAL: MECHANISM OF ACTION

Multiple pathways relieve multiple symptoms

Pain

Low-level current applied to sensory **trigeminal** nerves markedly reduces pain [1]

1. Maul, Ximena A., et al. "Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial." International forum of allergy & rhinology. Vol. 9. No. 4. 2019.

Congestion

Activation of **sympathetic** nerve fibers promotes rapid release of norepinephrine and vasoconstriction. [2-4]

Vasoconstriction reduces swelling, increases air flow, and decreases congestion. [5]

2. Mandel, Yossi, et al. "Vasoconstriction by electrical stimulation: new approach to control of non-compressible hemorrhage." Scientific reports 3.1 (2013): 1-7.

3. Franco, O.S., et al. "Effects of different frequencies of transcutaneous electrical nerve stimulation on venous vascular reactivity." Brazilian Journal of Medical and Biological Research 47.5 (2014): 411-418.

4. Malm, L. "Stimulation of sympathetic nerve fibres to the nose in cats." Acta otolaryngologica 75.2-6 (1973): 519-526.

5. Fischer, Laurent, et al. "Adrenergic and non-adrenergic vasoconstrictor mechanisms in the human nasal mucosa." Rhinology 31.1 (1993): 11-15.


Trigeminal nerve activation mediates pain
Sympathetic nerve activation relieves congestion.

The mechanism described has been reviewed by the FDA in conjunction with FDA Clearances. The exact mechanism of action for ClearUP has not been definitively proven.

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16 Tried - and - true omnichannel, multi - touchpoint approach DEMAND GENERATION BUILD CREDIBILITY / RETARGETTING 4 - & 5 - star reviews, clinical publications, value - added content (video content, blogs) DRIVE PURCHASE On - site advertising, co - operative marketing, seasonal promotions GENERATE AWARENESS Digital, cable, and CTV video advertising, social media, SEO, content marketing Currently available at … and others Buy Now • Proven model in consumer marketing • Focus for 2022 scaling • Consumer engagement part of our DNA • Contributes to success of both OTC and potential prescription products

MARKET DEVELOPMENT

Early traction shows high-growth opportunities in D2C

74% of target customers expect to purchase on-line, 65% from manufacturer's website[1]

Expedited Development	Early Traction	2022: Optimize and scale highest margin channels	2023+: Additional Channel Growth Opportunity
Sept 2016 – Sept 2019	2020-2021	**2022+**	2023+
✓ 3 years from founding to product sales of FDA-cleared medical device	✓ Tier 1 sales relationships in place ✓ Over 23,000 units sold ✓ 500+ 4- and 5-star ratings	• Optimizing website and D2C channels • Scaling-up advertising to drive sales, capture market share • Expanding social media, content marketing	○ Healthcare professional (HCP) referrals ○ In-store ○ International



[1] Market research study of 600 people with recurring sinus conditions. Company sponsored research conducted by Research America.

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18 FINANCIALS Operating results • ClearUP revenue increased 33% year over year on 28% increase in unit sales • Variable cost of sales increased 32% year over year primarily due to higher volume and product mix • Fixed cost of sales decreased 27% due to refinement of processes and increase in volume Three Months Ended March 31, ($ in thousands) 2022 2021 Revenues $ 428 $ 323 Direct to consumer 363 219 Retail 105 134 Returns & Warranty Reserves (40) (30) Cost of Sales 358 301 Variable 310 235 Fixed 48 66 Gross Profit 70 22 Operating Profit (Loss) $ (2,241) $ (1,057)

19 Common Stock as of May 10, 2022 9,621,484 Options and warrants 1,323,649 Fully Diluted Shares 10,945,133 Single class of shares FINANCIALS • $10.8M cash at the end of Q1 2022 • No debt • IPO in November 2021 to broaden investor reach, build consumer engagement and sales infrastructure and broaden product pipeline

20 2022 Directions INVESTING FOR GROWTH Broaden ClearUP market penetration • Upgrade ecommerce infrastructure, online website design and branding • Optimize and expand advertising and public relations • Increase support for social media and digital Improve ClearUP gross margin • Increase % of sales through direct channels • Launch second generation with improved cost structure, lower cost manufacturing • Higher volume absorbing fixed & allocated costs Expand product pipeline • Clinical research to validate migraine and post - operative pain management opportunities • Evaluation of potential merger, acquisition & licensing opportunities Build Tivic as trusted brand for non - invasive bioelectronic medicine

Experienced, Execution-oriented Leadership

LEADERSHIP TEAM

Jennifer Ernst

Chief Executive Officer, Co-founder, MBA

Built Tivic Health from founding to IPO in 5 years. Took prior company (Thin Film Electronics) from 8-person R&D team to $480MM market cap in < 5 years, as CEO of US subsidiary.

Inc. 2021 Female Founders 100

Top 25 Women in Consumer Healthtech.

xerox THINFILM parc

Veronica Cai

Chief Financial Officer, CPA

25 years broad-based public and private company finance and accounting leadership for high-growth medical and life science companies. Prior experience at RefleXion Medical, Catalyst Bioscience, Zogenix. Previously served at Ernst & Young and at the PCAOB.

EY CATALYST BIOSCIENCES ZOGENIX PCAOB reflexion

Blake Gurfein

Chief Scientific Officer, Ph.D.

Neuroscientist, Asst. Prof. of Medicine, UCSF. Pfizer, EMD Serono. Named to 40 under 40, Silicon Valley Business Journal. Four prior neuromodulation products.

UCSF Rio Grande Neurosciences Pfizer Mount Sinai EMD Serono

Ryan Sabia

Chief Operations Officer

Global sales, marketing, and operations for omnichannel and ecommerce growth companies. Background in both health and consumer products.

Wisdom Health MEDELITA BEST BUY MARS TOYOTA

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Experienced Board of Directors

INDEPENDENT DIRECTORS

Sheryle Bolton
Hult Faculty, Board Chair, Audit Committee Chair

Experienced public company CEO. International Board Member and serial entrepreneur. Prior leadership of successful neuroscience IPO. Merrill Lynch Capital Markets. MBA, Harvard Business School.

Karen Drexler
Public Board Member, Compensation Chair, Nominating & Governance Chair

Board of ResMed (NYSE: RSMD), OutSet Medical (NASDAQ: OM) and VIDA Diagnostics. Sale of companies to Roche, J&J. MBA, Stanford; BSE Princeton University.

Dean Zikria
Global Strategy, J&J, Pfizer, Allergy/Asthma

Chief Commercial Officer, Intuity Medical. Commercial leadership Pfizer, J&J. Healthcare Strategy at Accenture, Deloitte. Growth leadership in Asthma & Allergy. MBA, Rutgers. BS, Biology, Rutgers.

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23 Summary TIVIC HEALTH FDA - cleared product in high - growth sector. Established Tier 1 channels growing. Large available market. Clinical validation with leading institutions, peer - reviewed publications. Regulatory clearances for both US and international sales. Robust IP portfolio, recently issued patents. Extensible platform with multiple product opportunities. Growth strategy built for 21 st century. Experienced leadership , with public company growth experience.

24 24 Jennifer Ernst CEO, Tivic Health jennifer.ernst@tivichealth.com